Exhibit 32.1

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, James M. DeCosmo, Chief Executive Officer of Forestar Group Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, this quarterly report on Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Forestar Group Inc.

/s/ James M. DeCosmo
James M. DeCosmo

Date: November 9, 2012